Exhibit 99.1

MasTec Announces Pricing of $550,000,000 of Senior Notes

CORAL GABLES, Fla., June 5, 2024 /PRNewswire/ -- MasTec, Inc. (NYSE: MTZ) (“MasTec”) today announced the pricing of its public offering of $550,000,000 aggregate principal amount of senior notes due 2029. The notes will pay interest semi-annually at a rate of 5.900% and will mature on June 15, 2029. The notes were priced at 99.956%.

The notes will be MasTec’s senior unsecured obligations and will rank equal in right of payment with all existing and future senior unsecured indebtedness of MasTec, and senior in right of payment to any future subordinated indebtedness of MasTec. The notes will be effectively subordinated to all secured indebtedness of MasTec, to the extent of the value of the assets securing such indebtedness. The notes will be structurally subordinated to all of the liabilities of the subsidiaries of MasTec, including trade payables and any outstanding IEA 6.625% Notes (as defined below).

MasTec intends to use the net proceeds from the offering (i) subject to the terms and conditions of the previously announced tender offer by IEA Energy Services LLC, a wholly owned subsidiary of MasTec, to purchase any and all of its 6.625% Senior Notes due 2029 (the “IEA 6.625% Notes”) that are validly tendered and not validly withdrawn and accepted for purchase pursuant to the tender offer, (ii) to repay some or all of the term loans outstanding under MasTec’s three-year term loan facility and (iii) to pay related fees and expenses. MasTec intends to use any remaining net proceeds thereafter to repay a portion of its senior unsecured credit facility and/or for general corporate purposes. Prior to the consummation of the tender offer, the net proceeds may be used for general corporate purposes, including the temporary repayment of a portion of MasTec’s revolving credit facility.

MasTec expects to close the notes offering on June 10, 2024, subject to customary conditions, but closing is not contingent on the successful completion of the tender offer.

J.P. Morgan Securities LLC and BofA Securities, Inc. are acting as joint book-running managers for the notes offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the senior notes, nor shall there be any sale of the senior notes in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. A shelf registration statement relating to the notes was filed with the Securities and Exchange Commission and is effective. A written prospectus and accompanying base prospectus for this offering describing the terms of the offering and meeting the requirements of Section 10 of the Securities Act of 1933 (other than a free writing prospectus as defined in Securities Act Rule 405) will be filed with the Securities and Exchange Commission and when available may be obtained for free by visiting EDGAR on the SEC website at www.sec.gov or by contacting J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk – 3rd floor, by calling collect at (212) 834-4533, and BofA Securities, Inc., 201 North Tryon Street, NC1-022-02-25, Charlotte, NC 28255-0001, Attn: Prospectus Department, by calling toll free at (800) 294 1322 or by email at dg.prospectus_requests@bofa.com.

About MasTec

MasTec, Inc. is a leading infrastructure construction company operating mainly throughout North America across a range of industries. MasTec’s primary activities include the engineering, building, installation, maintenance and upgrade of communications, energy, utility and other infrastructure, such as: wireless, wireline/fiber and customer fulfillment activities; power delivery infrastructure, including transmission, distribution, environmental planning and compliance; power generation infrastructure, primarily from clean energy and renewable sources; pipeline infrastructure, including for natural gas, water and carbon capture sequestration pipelines and pipeline integrity services; heavy civil and industrial infrastructure, including roads, bridges and rail; and environmental remediation services. MasTec’s customers are primarily in these industries.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements include, but are not limited to, statements relating to the terms, timing and completion of the offering of notes by MasTec, including the anticipated use of proceeds therefrom, the anticipated results and execution of the tender offer and consent solicitation and the actions that MasTec may take with respect thereto, expectations regarding the future financial and operational performance of MasTec; expectations regarding MasTec’s business or financial outlook; expectations regarding MasTec’s plans, strategies and opportunities; expectations regarding opportunities, technological developments, competitive positioning, future economic conditions and other trends in particular markets or industries; the impact of inflation on MasTec’s costs and the ability to recover increased costs, as well as other statements reflecting expectations, intentions, assumptions or beliefs about future events and other statements that do not relate strictly to historical or current facts. These statements are based on currently available operating, financial, economic and other information, and are subject to a number of significant risks and uncertainties. A variety of factors in addition to those mentioned above, many of which are beyond our control, could cause actual future results to differ materially from those projected in the forward-looking statements. Other factors that might cause such a difference include, but are not limited to: risks related to timely completion, or completion at all, of the tender offer; risks related to MasTec’s ability to obtain consents under the consent solicitation; risks that conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline; market conditions, including from rising or elevated levels of inflation or interest rates, regulatory or policy changes, including permitting processes and tax incentives that affect us or our customers’ industries, supply chain issues and technological developments; the effect of federal, local, state, foreign or tax legislation and other regulations affecting the industries we serve and related projects and expenditures; project delays due to permitting processes, compliance with environmental and other regulatory requirements and challenges to the granting of project permits, which could cause increased costs and delayed or reduced revenue; the effect on demand for our services of changes in the amount of capital expenditures by our customers due to, among other things, economic conditions, including potential economic downturns, inflationary issues, the availability and cost of financing, supply chain disruptions, climate-related matters, customer consolidation in the industries we serve and/or the effects of public health matters; activity in the industries we serve and the impact on the expenditure levels of our customers of, among other items, fluctuations in commodity prices, including for fuel and energy sources, fluctuations in the cost of materials, labor, supplies or equipment, and/or supply-related issues that affect availability or cause delays for such items; the outcome of our plans for future operations, growth and services, including business development efforts, backlog, acquisitions and dispositions; risks related to completed or potential acquisitions, including our ability to integrate acquired businesses within expected timeframes, including their business operations, internal controls and/or systems, which may be found to have material weaknesses, and our ability to achieve the revenue, cost savings and earnings levels from such acquisitions at or above the levels projected, as well as the risk of potential asset impairment charges and write-downs of goodwill; our ability to manage projects effectively and in accordance with our estimates, as well as our ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects and estimates of the recoverability of change orders; our ability to attract and retain qualified personnel, key management and skilled employees, including from acquired businesses, our ability to enforce any noncompetition agreements, and our ability to maintain a workforce based upon current and anticipated workloads; any material changes in estimates for legal costs or case settlements or adverse determinations on any claim, lawsuit or proceeding; the adequacy of our insurance, legal and other reserves; the timing and extent of fluctuations in operational, geographic and weather factors, including from climate-related events, that affect our customers, projects and the industries in which we operate; the highly competitive nature of our industry and the ability of our customers, including our largest customers, to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice under our contracts, and/or customer disputes related to our performance of services and the resolution of unapproved change orders; the effect of state and federal regulatory initiatives, including risks related to the costs of compliance with existing and potential future environmental, social and governance requirements, including with respect to climate-related matters; requirements of and restrictions imposed by our credit facility, term loans, senior notes and any future loans or securities; systems and information technology interruptions and/or data security breaches that could adversely affect our ability to operate, our operating results, our data security or our reputation, or other cybersecurity-related matters; our dependence on a limited number of customers and our ability to replace non-recurring projects with new projects; risks associated with potential environmental issues and other hazards from our operations; disputes with, or failures of, our subcontractors to deliver agreed-upon supplies or services in a timely fashion, and the risk of being required to pay our subcontractors even if our customers do not pay us; risks related to our strategic arrangements, including our equity investments; risks associated with volatility of our stock price or any dilution or stock price volatility that shareholders may experience, including as a result of shares we may issue as purchase consideration in connection with acquisitions, or as a result of other stock issuances; our ability to obtain performance and surety bonds; risks associated with operating in or expanding into additional international markets, including risks from fluctuations in foreign currencies, foreign labor and general business conditions and risks from failure to comply with laws applicable to our foreign activities and/or governmental policy uncertainty; risks related to our operations that employ a unionized workforce, including labor availability, productivity and relations, risks related to a small number of our existing shareholders having the ability to influence major corporate decisions, as well as risks associated with multiemployer union pension plans, including underfunding and withdrawal liabilities; risks associated with our internal controls over financial reporting, as well as other risks detailed in our filings with the Securities and Exchange Commission.

We believe these forward-looking statements are reasonable; however, you should not place undue reliance on any forward-looking statements, which are based on current expectations. Furthermore, forward-looking statements speak only as of the date they are made. If any of these risks or uncertainties materialize, or if any of our underlying assumptions are incorrect, our actual results may differ significantly from the results that we express in, or imply by, any of our forward-looking statements. These and other risks are detailed in our filings with the Securities and Exchange Commission. We do not undertake any obligation to publicly update or revise these forward-looking statements after the date of this press release to reflect future events or circumstances, except as required by applicable law. We qualify any and all of our forward-looking statements by these cautionary factors.